UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 10, 2023 (May 4, 2023)

CLARIVATE PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

(State or other jurisdiction of incorporation or organization)

001-38911

(Commission File Number)

N/A

(I.R.S. Employer Identification No.)

70 St. Mary Axe

London EC3A 8BE
United Kingdom

(Address of Principal Executive Offices)

(44) 207-433-4000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	CLVT	New York Stock Exchange
5.25% Series A Mandatory Convertible Preferred Shares, no par value	CLVT PR A	New York Stock Exchange
Series B Preferred Stock Purchase Rights	-	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 4, 2023, Clarivate Plc (“Clarivate” or the “Company”) held its 2023 Annual General Meeting of Shareholders. At that meeting, the shareholders considered and acted upon three proposals pursuant to the Notice of Annual General Meeting of Shareholders and as described in more detail in the Company’s definitive proxy statement dated March 23, 2023 (the "Proxy Statement"). Of 675,544,848 shares outstanding and entitled to vote as of March 6, 2023 (the “Record Date”), the holders of record of 560,469,939 shares were present at the meeting either in person or by proxy. All proposals on the agenda were approved by the shareholders. Below are the final voting results.

(1)                   Shareholders elected the individuals named below to serve as directors of Clarivate, with their terms expiring at the Company’s 2024 Annual General Meeting. Election of each director required approval by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

Nominee	For	Against	Abstain	Broker Non-Votes
Andrew Snyder	516,291,203	30,569,061	35,720	13,573,955
Jonathan Gear	543,458,751	3,404,396	32,837	13,573,955
Valeria Alberola	541,803,781	4,964,510	127,693	13,573,955
Michael Angelakis	534,159,893	8,217,700	4,518,391	13,573,955
Jane Okun Bomba	538,413,794	8,340,489	141,701	13,573,955
Usama N. Cortas	512,308,316	34,459,202	128,466	13,573,955
Adam T. Levyn	534,741,814	12,024,006	130,164	13,573,955
Anthony Munk	535,316,182	11,451,681	128,121	13,573,955
Richard W. Roedel	526,935,351	19,832,051	128,582	13,573,955
Saurabh Saha	541,015,683	5,752,361	127,940	13,573,955
Wendell Pritchett	538,329,829	8,022,937	543,218	13,573,955

(2)                   Shareholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers. Approval required at least a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

For	522,239,069
Against	24,620,877
Abstain	36,038
Broker non-votes	13,573,955

(3)                   Shareholders ratified the appointment of PricewaterhouseCoopers LLP to serve as Clarivate’s independent registered public accounting firm for 2023. Ratification required a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

For	560,384,899
Against	70,411
Abstain	14,629

Item 8.01.	Other Events

Date of 2024 Annual General Meeting of Shareholders

Clarivate’s 2024 Annual General Meeting of Shareholders will be held on May 7, 2024. Further details will be provided in the proxy statement for the meeting.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

No.	Description

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLARIVATE PLC

Date: May 10, 2023	By:	/s/ Jonathan Gear
Name: Jonathan Gear
Chief Executive Officer